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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 24, 2001
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

In April 2001, the registrant and three subsidiaries, American Express Travel Related Services Company, Inc., American Express Centurion Bank and American Express Credit Corporation (Credco), renegotiated their committed credit line facilities, increasing total available credit lines from $12 billion to $13.4 billion, including $1.9 billion for the registrant and $10.4 billion for Credco. These facilities expire in increments from 2002 through 2006.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
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                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:  May 31, 2001